EXHIBIT 99.1

FORM 3 JOINT FILER INFORMATION

Name:  Tenedora G.S., S.A.

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Alfonso Gutierrez
  Name: Alfonso Gutierrez
  Title: Authorized Representative

Name:  Mavipel, S.A.

Address:   c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Victor Oconitrillo
  Name: Victor Oconitrillo
  Title: President

Name:  Inversiones Harenz L III, S.A. CYS Asesores de Mercadeo y Finanzas, S.A

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Henry Zamora
  Name: Henry Zamora
  Title: President

Name:  CYS Asesores de Mercadeo y Finanzas, S.A

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Rolando Cervantes
  Name: Rolando Cervantes
  Title:  President

Name:  Sarita Trading, S.A.

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Jorge Torres
  Name: Jorge Torres
  Title: President

Name:  Corporacion Adral, S.A.

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Mariangel Solera
  Name: Mariangel Solera
  Title:  President

Name:  Centro, S.A.

Address:   c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By:  /s/ Robert Aspinall
  Name: Robert Aspinall
  Title: President

Name:  Hoy por Hoy, S.A.

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By:  /s/ Oscar Hernandez
  Name: Oscar Hernandez
  Title: President

Name:  Asociacion Solidarista de Empleados Grupo Sama y Afines

Address:   c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Geraldo Matamores
  Name: Geraldo Matamores
  Title:  Authorized Representative

Name:  Quirinal, S.A.

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature By: /s/ Alfonso Gutierrez
  Name: Alfonso Gutierrez
  Title: President

Name:  Victor Oconitrillo

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Victor Oconitrillo
  ____________________________________
  Victor Oconitrillo

Name:  Henry Zamora

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Henry Zamora
  ____________________________________
  Henry Zamora

Name:  Rolando Cervantes

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Rolando Cervantes
  ____________________________________
  Rolando Cervantes

Name:  Jorge Torres

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Jorge Torres
  ____________________________________
  Jorge Torres

Name:  Mariangel Solera

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Mariangel Solera
  ____________________________________
  Mariangel Solera

Name:  Robert Aspinall

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Robert Aspinall
  ____________________________________
  Robert Aspinall

Name:  Oscar Hernandez

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Oscar Hernandez
  ____________________________________
  Oscar Hernandez

Name:  Alfonso Gutierrez

Address:  c/o Bufete Chaveri Soto
  Avenida Primera
  Calles 29 y 33 #2923
  San Jose, Costa Rica

Designated Filer:  Avicola Campesinos, S.A.

Issuer & Ticker Symbol:  Rica Foods, Inc. (RCF)

Date of Event Requiring Statement:  12/22/2003

Signature /s/ Alfonso Gutierrez
  ____________________________________
  Alfonso Gutierrez

**

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